Amendment to Employment Agreement
             Between the WellCare Management Group, Inc. (Company)
      And John E. Ott (Employee) Dated June 1, 1996 (Employment Agreement)


WHEREAS this Amendment to said Employment Agreement is hereby made this 1st day of June 1998;

WHEREAS all paragraphs of said Employment Agreement not amended herein are hereby reaffirmed;

WHEREAS as of June 1, 1998 said Employment Agreement is hereby amended as follows:

Replace paragraph 2.1 of the Employment Agreement in its entirety with the following:

2.1 During the Employment Period, the Employee shall serve in the capacity of and hold the title of Executive Vice President of WellCare Management Group, Inc., and shall be subject to the supervision of, and shall have such authority as is delegated to him by the Chairman of the Board of Directors of the Company (the "Board") or the Chief Executive Officer of the Company (the "CEO") consistent with such position; provided, however, that WellCare reserves the right to change the Employee's title at any time if WellCare, in its sole discretion, deems it appropriate based upon the nature of services provided by the Employee to WellCare. The Employee hereby accepts such employment and agrees to undertake the duties and responsibilities normally inherent in such position and such other duties and responsibilities as the Board or the CEO shall from time to time reasonably assign to him consistent with such position. Employee agrees to serve on the Board during the Employment Period, provided that he is proposed and elected. Employee is not required to be based in New York during the Employment Period.

Replace paragraph 2.2 of the Employment Agreement in its entirety with the following:

2.2 Employee agrees to be available to the Chairman of the Board and the CEO and to devote his business time and attention to the discharge of his duties and responsibilities hereunder for 75% of the normal work time for the period from June 1, 1998 through May 31, 1999; 50% of the normal work time for the period from June 1, 1999 through May 31, 2000; and 25% of the normal work time for the period from June 1, 2000 through May 31, 2001. The Employee agrees to abide by the reasonable rules, regulations, instructions, personnel practices and policies of the Company, and any reasonable changes therein which may be adopted from time to time by the Company, as such rules, regulations, instructions, personnel practices and policies may reasonably be applied to employees of the Company.

Replace paragraph 3.1 of the Employment Agreement in its entirety with the following:

3.1(a) Salary. The Company shall pay the Employee, in installments consistent with the Company's usual payroll practices, an annual salary of $220,000, less applicable deductions, for the period from June 1, 1998 through May 31, 1999; an annual salary of $200,000, less applicable deductions, for the period from June 1, 1999 through May 31, 2000; and an annual salary of $197,723, less applicable deductions, for the period from June 1, 2000 through May 31, 2001.

Insert the following paragraph in its entirety as paragraph 3.1(b) of the Employment Agreement:

3.1(b) Pursuant to the Release Agreement prepared by the Company and attached hereto as Exhibit A, the Employee will receive a single lump sum payment of $75,000, less applicable deductions, on or about the fifteenth business day after the Employee executes this Amendment and executes and does not revoke the Release Agreement as provided for therein.

Delete paragraph 3.3 of the Employment Agreement in its entirety.

Replace paragraph 3.4 (a) of the Employment Agreement in its entirety with the following:

         3.4 (a) Except as set forth below, as of the Effective Date and during the Employment Period, the Employee shall be entitled to participate in the benefit programs available to employees in senior management positions at the Company (the "Executive Benefit Plans") from time to time in a manner and amount consistent with the Company's employment policies in effect from time to time. Such Executive Benefit Plans are listed on Schedule 3.4. The Employee shall be entitled to participate in, and receive the benefits of, any Executive Benefit Plan as of the Effective Date, and shall not be subject to any eligibility or waiting periods with respect thereto unless otherwise indicated on Schedule 3.4. If the Employee resides outside the service area of the health insurance plan described on Schedule 3.4, the Company shall reimburse the Employee the cost of alternative health insurance coverage that the Employee obtains, up to the cost of the health insurance set forth on Schedule 3.4. Notwithstanding anything to the contrary in this Employment Agreement, effective June 1, 1998, the Employee shall not be eligible for a Company car beyond the current car lease which expires on September 27, 1998, a car allowance or the use of a Company apartment.

Replace paragraph 3.5 of the Employment Agreement in its entirety with the following:

         3.5 Reimbursement of Expenses. The Company shall reimburse the Employee for all reasonable travel expenses, including travel by Employee to Company facilities to perform services under this Employment Agreement, and other expenses incurred or paid by the Employee in connection with, or related to, the business of the Company and the performance of his duties, responsibilities or services under this Employment Agreement, in accordance with Company policy and upon presentation by the Employee of documentation, expense statements, vouchers and/or such other supporting information as the Company may reasonably request.

Replace paragraph 5.1 (a) of the Employment Agreement in its entirety with the following:

(a) the Options granted pursuant to Section 3.2 shall terminate on the date of termination of employment; and

Replace paragraph 5.2(a) of the Employment Agreement in its entirety with the following:

(a) the Options granted pursuant to Section 3.2 shall become immediately exercisable in full on the date of notice of such termination, providing the Employee the opportunity to exercise such Options in full on or prior to the date of termination of employment;

Delete paragraph 5.2(b) of the Employment Agreement in its entirety.

Replace paragraph 5.2(c) of the Employment Agreement with the following:

(c) the Company shall pay to the Employee the salary otherwise payable to him under Section 3 through the Expiration Date, subject, however to the following:

Replace paragraph 5.2(c)(i) of the Employment Agreement in its entirety with the following:

     (i) If a "Change in Control" as defined in Schedule 3.3(c), occurs within three (3) months after said termination without cause, in lieu of any other payments under this Section 5.2(c), the Company shall pay to the Employee, within sixty (60) days thereafter, an amount equal to his salary for the number of months remaining in this Agreement; and

Replace paragraph 5.2(c)(ii) of the Employment Agreement in its entirety with the following:

     (ii) In the event the Employee secures Alternative Employment, as defined below, said payments shall cease as of the date the Alternative Employment commences. For purposes of this Agreement, "Alternative Employment" shall mean any provision of services to a health maintenance organization that is in competition with WellCare in the States of Connecticut or New York.

Insert the following paragraph in its entirety as paragraph 5.2(e) of the Employment Agreement:

(e) In order to receive any compensation or benefits under this Section 5.2, Employee must sign a release agreement prepared by the Company at that time, which release shall be substantially in the form annexed hereto as Exhibit B.

Replace paragraph 5.3(a) of the Employment Agreement in its entirety with the following:

(a) the Options granted pursuant to Section 3.2 shall terminate on the date of termination of employment; and

Replace paragraph 5.4 of the Employment Agreement in its entirety with the following:

5.4 Termination for Death or Disability. In the event that the Employee's employment is terminated by the Company pursuant to Section 4.4 by reason of death or disability of the Employee:

         (a) the Employee or his legal representatives, in the case of the Employee's disability, or his legal representatives, in the case of the Employee's death, shall be entitled to exercise the options granted pursuant to
Section 3.2 within six (6) months of the date of termination, but only to the extent exercisable at the date of termination and in no event after the expiration date of these options;

         (b) the Company shall pay, in the case of the Employee's death, to the estate or designated beneficiaries of the Employee, or, in the case of the Employee's disability, to his legal representatives, the salary and benefits to which the employee would otherwise be entitled under Section 3 through the last day of his actual employment; and

         (c) in the event of Employee's death during the period from June 1, 1998 through May 31, 1999, the Company shall pay to Employee's estate or designated beneficiaries a lump sum payment of $142,000, less applicable deductions. In the event of Employee's death during the period from June 1, 1999 through May 31, 2000, the Company shall pay to Employee's estate or designated beneficiaries a lump sum payment of $79,000, less applicable deductions. In the event of Employee's death during the period from June 1, 2000 through May 31, 2001, the Company shall pay to Employee's estate or designated beneficiaries a lump sum payment of $26,000, less applicable deductions; provided, however, that in order to receive a payment pursuant to this Section 5.4(c) the Employee's estate or designated beneficiaries must sign a release agreement prepared by the Company at that time, which release shall be substantially in the form annexed hereto as Exhibit B.


Delete paragraph 6.1(a) of the Employment Agreement in its entirety.

Insert the following paragraph in its entirety as paragraph 6.3 of the Employment Agreement:

6.3 If the Employee violates this Section 6 or Section 7, as of the date of such violation, any and all payments of compensation and benefits pursuant to Section 3 of this Agreement shall cease immediately and Company shall have no further obligation hereunder, including but not limited to the Change of Control provisions in Section 5 of this Agreement.

Replace paragraph 10(a) of the Employment Agreement in its entirety with the following:

(a) if to the Company:

         The WellCare Management Group, Inc.
         ParkWest/Hurley Avenue Extension
         Kingston, NY 12401
         Attention: Joseph R. Papa, President/Chief Executive Officer Telecopier Number : (914) 338-0566

Replace paragraph 15.4 of the Employment Agreement in its entirety with the following:

15.4 Binding Effect. Subject to the provisions of Section 15.1, all the terms and provisions of this Employment Agreement shall be binding upon and inure to the benefit of and be enforced by the Company and the Employee and the legal representatives of the Employee and the respective successors and assigns of the parties hereto. This Employment Agreement shall not run to the benefit of or be enforceable by any person other than a party to this Employment Agreement and, subject to the provisions of Section 15.1, the successors, assigns and legal representatives.

Replace paragraph 15.5 of the Employment Agreement in its entirety with the following:

15.5 Entire Agreement. This Employment Agreement, as amended by the Amendment dated June 1, 1998, constitutes the entire agreement between the parties and supersedes all prior agreements and understandings, whether written or oral, relating to the subject matter of this Employment Agreement, including that certain letter from Employee to Bob Morey and Ed Ullmann dated June 7, 1996.

                                       -----------------------------------------
                                       THE WELLCARE MANAGEMENT GROUP, INC.


                                       By:  /s/ Joseph R. Papa
                                          -----------------------------------
                                                Joseph R. Papa, President/CEO

                                            /s/ Robert W. Morey, Jr.
                                          ------------------------------------
                                                Robert W. Morey, Jr., Chairman



                                       EMPLOYEE

                                            /s/ John E. Ott, M.D.
                                          ---------------------------
                                                John E.Ott, M.D.

                                                                       Exhibit A


                               RELEASE AGREEMENT

              This memorandum sets forth the terms and conditions of the Release Agreement ("Agreement") between John E. Ott, on his own behalf and on behalf of his heirs, executors, administrators, attorneys, successors and assigns (hereinafter collectively referred to as the "Employee"), and The WellCare Management Group, Inc., and its parent(s), branches, agencies, subsidiaries, affiliates, related companies and divisions and their respective successors, assigns, representatives, agents, officers, directors, shareholders, attorneys, and employees, whether current or former (hereinafter collectively referred to as "WellCare").

              WHEREAS, the Employee and WellCare have agreed that the Employee's employment with WellCare will continue according to the terms of the Amendment to Employment Agreement between The WellCare Management Group, Inc. and John E. Ott dated June 1, 1996 (the "Amended Employment Agreement");

              NOW, THEREFORE, in consideration of the promises and the mutual covenants and undertakings set forth herein, the Employee and WellCare agree as follows:

              1. The Amended Employment Agreement and all rights and obligations of the Employee and WellCare thereunder shall be effective at 5:00 p.m. on the seventh day after Employee executes this Agreement, provided that Employee does not revoke this Agreement pursuant to paragraph 12 in which event the Amended Employment Agreement shall be of no force or effect on either WellCare or Employee.

              2. As consideration for the Employee's release of any and all claims against WellCare as set forth in paragraph 3 herein, WellCare agrees:

              (a) to provide the Employee with a lump-sum payment of $75,000 less applicable deductions, on or about the fifteenth business day after the Employee executes this Agreement and the Amended Employment Agreement and does not revoke this Agreement pursuant to paragraph 12; and

              (b) to execute the Amended Employment Agreement.

              3. In exchange for the payment set forth in paragraph 2 above and for other good and valuable consideration, the Employee hereby releases WellCare from any and all liability for any claims against WellCare as of the date of his execution of this Agreement, whether known or unknown to him, that may arise under express or implied contract, federal, state or local statute, executive order, law, ordinance, tort or other obligations arising out of public policy. This release includes but is not limited to any claims for discrimination on the basis of race, color, sex, national origin, religion, disability, age, marital status and veteran status, including but not limited to any claims arising under Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1866, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967, the Older Workers Benefit Protection Act of 1990, the Family and Medical Leave Act of 1993, the Americans with Disabilities Act of 1990, the Fair Labor Standards Act of 1938, the New York State Human Rights Law, and all claims for wages, bonuses, monetary or equitable relief, or attorneys' fees. This Agreement does not constitute any admission by WellCare that it has violated any such law or legal obligation with respect to any aspect of the Employee's employment.

              4. The Employee represents, warrants and acknowledges that WellCare owes him no wages, commissions, bonuses, sick pay, personal leave pay, holiday pay, severance pay, vacation pay, tuition reimbursement, stock options, auto allowance, 401(k) Plan benefits or other compensation or benefits or payments or forms of remuneration of any kind or nature, other than that specifically provided for in this Agreement and the Amended Employment Agreement.

              5. The Employee represents and agrees that: (a) he has not filed or caused to be filed any lawsuits against WellCare in any court whatsoever; (b) he has not filed or caused to be filed any charges or complaints against WellCare with any municipal, state or federal agency charged with the enforcement of any law; and (c) pursuant to and as a part of the Employee's complete, total and irrevocable release and discharge of WellCare, the Employee agrees, to the fullest extent permitted by law, not to file or cause to be filed a charge, complaint, grievance or demand for arbitration in any forum, which relates to any matter that involves WellCare and that occurred on or before the date of the Employee's execution of this Agreement.

              6. The Employee agrees not to disclose the terms, contents or execution of this Agreement, the claims that have been or could have been raised against WellCare as of the date of execution of this Agreement, and the facts and circumstances underlying any such claims except in the following circumstances:

              a. The Employee may disclose the terms of this Agreement to his immediate family, so long as such family member agrees to be bound by the confidential nature of this Agreement;

              b. The Employee may disclose the terms of this Agreement to (i) his counsel, tax advisors, auditors or accountants, so long as such persons agree in writing to be bound by the confidential nature of this Agreement, or
(ii) taxing authorities, if requested by such authorities and so long as they are advised in writing of the confidential nature of this Agreement; and

              c. Pursuant to the order of a court or governmental agency of competent jurisdiction, or otherwise as may be required by law, or for purposes of securing enforcement of the terms and conditions of this Agreement.

              7. The terms, contents or execution of this Agreement, any claims that have been or could have been raised against WellCare as of the date of execution of this Agreement, and the facts and circumstances underlying any such claims shall not be admissible in any litigation, arbitration or proceeding in any forum for any purpose other than to secure enforcement of the terms and conditions of this Agreement, except as required by law.

              8. Employee agrees not to issue any communication, written or otherwise, that disparages, criticizes or otherwise reflects adversely or encourages any adverse action against WellCare, except if testifying truthfully under oath pursuant to any lawful court order or subpoena or otherwise responding to or providing disclosures required by law.

              9. Upon service on the Employee, or anyone acting on his behalf, of any subpoena, order, directive or other legal process requiring the Employee to engage in conduct encompassed within paragraphs 6 or 8 of this Agreement, the Employee or his attorney shall immediately notify Seth I. Truwit, Esq., Epstein Becker & Green, P.C., 250 Park Avenue, New York, New York 10177 and Joseph R. Papa, Chief Executive Officer of WellCare in writing within two business days of such service.

              10. Employee agrees that he will assist and cooperate with WellCare in connection with the defense or prosecution of any claim that may be made against or by WellCare, or in connection with any ongoing or future investigation or dispute or claim of any kind involving WellCare, including any proceeding before any arbitral, administrative, judicial, legislative, or other body or agency, including testifying in any proceeding to the extent such claims, investigations or proceedings relate to services performed or required to be performed by Employee, pertinent knowledge possessed by Employee, or any act or omission by Employee. Employee further agrees to perform all acts and execute and deliver any documents that may be reasonably necessary to carry out the provisions of this paragraph.

              11. WellCare shall, to the maximum extent permitted, indemnify Employee pursuant to the Certificate of Incorporation and the Bylaws of The WellCare Management Group, Inc. and WellCare of New York, Inc.

              12. The failure of the Employee or WellCare to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver thereof, or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

              13. The Employee  acknowledges that he has been offered twenty-one
(21) days from the date he received this Agreement within which to consider its terms, and that he has been advised that during such period he should consult an attorney regarding the terms of this Agreement. The Employee further acknowledges that his signature below indicates that he is entering into this Agreement freely, knowingly and voluntarily with a full understanding of its terms. The terms of this Agreement shall not become effective or enforceable until seven (7) days following the date of the Employee's execution of this Agreement, during which time the Employee may revoke this Agreement by notifying WellCare in writing, by registered letter delivered to the attention of the undersigned representative of WellCare. Any such revocation must be received by 5:00 p.m. on or before the seventh day.

              14. This Agreement together with the Amended Employment Agreement constitute the entire agreement between the Employee and WellCare, and supersede and cancel all prior oral and written agreements, if any, between the Employee and WellCare. Employee affirms that, in entering into this Agreement, Employee is not relying upon any oral or written promise or statement made by anyone at any time on behalf of WellCare.

              15. If any of the provisions, terms or clauses of this Agreement are declared illegal, unenforceable or ineffective in a legal forum, those provisions, terms and clauses shall be deemed severable, such that all other provisions, terms and clauses of this Agreement shall remain valid and binding upon both parties; provided, however, if the Employee's release of WellCare as contained in paragraph 3 of this Agreement is declared by a court of competent jurisdiction to be illegal, unenforceable or ineffective, WellCare shall rewrite paragraph 3 to cure the defect and the Employee shall re-execute the release upon request and the Employee shall not be entitled to any additional monies, benefits and/or compensation therefor.

              16. The Employee agrees that in the event he breaches the terms of this Agreement, WellCare may immediately cease all payments pursuant to this Agreement and the Amended Employment Agreement, and WellCare shall be entitled to recover from the Employee all amounts paid to the Employee pursuant to this Agreement and the Amended Employment Agreement, as well as all costs and reasonable attorneys' fees incurred as a result of WellCare's attempt to redress such breach or to enforce WellCare's rights and protect WellCare's legitimate interests.

              17. The law of the State of New York will control any questions concerning the validity and interpretation of this Agreement, without regard to principles of conflicts of law. Any controversy or claim arising out of or relating to this Agreement, or breach thereof, shall be settled by arbitration in accordance with the applicable rules then obtaining of the American Arbitration Association and judgment on the award rendered may be entered in any court having jurisdiction thereof. The prevailing party in any such proceeding shall be entitled to reimbursement of its costs and expenses (including reasonable attorneys' fees) in connection with such proceedings.

              18. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, assigns, heirs, executors and legal representatives.

              19. This Agreement may not be changed or altered, except by a writing signed by the Employee and an authorized officer of WellCare.


                                       /s/ John E. Ott
                                       ------------------------------
                                           John E. Ott



STATE OF DISTRICT OF COLUMBIA     )
                                  ) ss.:
CITY OF WASHINGTON, D.C.          )

              On this 11 day of July, 1998, before me personally came John E. Ott, to me known to be the individual described in the foregoing instrument, who executed the foregoing instrument in my presence, and who duly acknowledged to me that he executed the same.


                                       /s/ Linda J. Siou
                                       ------------------------------
                                           Notary Public

                                       LINDA J. SIOU
                                       NOTARY PUBLIC
                                       DISTRICT OF COLUMBIA
                                       MY COMMISSION EXPIRES OCTOBER 31, 1998


                                       THE WELLCARE MANAGEMENT
                                       GROUP, INC.


                                       By: /s/ Joseph R. Papa
                                          ----------------------------------
                                               Joseph R. Papa, President/CEO

STATE OF NEW YORK       )
                        )  ss.:
COUNTY OF ULSTER        )

              On this 15th day of July,  1998,  before me personally came Joseph
R. Papa, to me known, who being by me duly sworn, did depose and say that he is President/CEO of The WellCare Management Group, Inc., the corporation described in and which executed the foregoing instrument; that he is duly authorized to execute said instrument on behalf of said corporation, and that he executed said instrument pursuant to that authority.


                                       /s/ Jeannine G. Earl
                                       ------------------------------
                                           Notary Public


                                       JEANNINE G. EARL
                                       Notary Public, State of New York
                                       No. 4937485
                                       Qualified in Ulster County
                                       Commission Expires July 25, 1998

                                                                       Exhibit A


                               RELEASE AGREEMENT

              This memorandum sets forth the terms and conditions of the Release Agreement ("Agreement") between John E. Ott, on his own behalf and on behalf of his heirs, executors, administrators, attorneys, successors and assigns (hereinafter collectively referred to as the "Employee"), and The WellCare Management Group, Inc., and its parent(s), branches, agencies, subsidiaries, affiliates, related companies and divisions and their respective successors, assigns, representatives, agents, officers, directors, shareholders, attorneys, and employees, whether current or former (hereinafter collectively referred to as "WellCare").

              WHEREAS, the Employee and WellCare have agreed that the Employee's employment with WellCare will continue according to the terms of the Amendment to Employment Agreement between The WellCare Management Group, Inc. and John E. Ott dated June 1, 1996 (the "Amended Employment Agreement");

              NOW, THEREFORE, in consideration of the promises and the mutual covenants and undertakings set forth herein, the Employee and WellCare agree as follows:

              1. The Amended Employment Agreement and all rights and obligations of the Employee and WellCare thereunder shall be effective at 5:00 p.m. on the seventh day after Employee executes this Agreement, provided that Employee does not revoke this Agreement pursuant to paragraph 12 in which event the Amended Employment Agreement shall be of no force or effect on either WellCare or Employee.

              2. As consideration for the Employee's release of any and all claims against WellCare as set forth in paragraph 3 herein, WellCare agrees:

              (a) to provide the Employee with a lump-sum payment of $75,000 less applicable deductions, on or about the fifteenth business day after the Employee executes this Agreement and the Amended Employment Agreement and does not revoke this Agreement pursuant to paragraph 12; and

              (b) to execute the Amended Employment Agreement.

              3. In exchange for the payment set forth in paragraph 2 above and for other good and valuable consideration, the Employee hereby releases WellCare from any and all liability for any claims against WellCare as of the date of his execution of this Agreement, whether known or unknown to him, that may arise under express or implied contract, federal, state or local statute, executive order, law, ordinance, tort or other obligations arising out of public policy. This release includes but is not limited to any claims for discrimination on the basis of race, color, sex, national origin, religion, disability, age, marital status and veteran status, including but not limited to any claims arising under Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1866, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967, the Older Workers Benefit Protection Act of 1990, the Family and Medical Leave Act of 1993, the Americans with Disabilities Act of 1990, the Fair Labor Standards Act of 1938, the New York State Human Rights Law, and all claims for wages, bonuses, monetary or equitable relief, or attorneys' fees. This Agreement does not constitute any admission by WellCare that it has violated any such law or legal obligation with respect to any aspect of the Employee's employment.

              4. The Employee represents, warrants and acknowledges that WellCare owes him no wages, commissions, bonuses, sick pay, personal leave pay, holiday pay, severance pay, vacation pay, tuition reimbursement, stock options, auto allowance, 401(k) Plan benefits or other compensation or benefits or payments or forms of remuneration of any kind or nature, other than that specifically provided for in this Agreement and the Amended Employment Agreement.

              5. The Employee represents and agrees that: (a) he has not filed or caused to be filed any lawsuits against WellCare in any court whatsoever; (b) he has not filed or caused to be filed any charges or complaints against WellCare with any municipal, state or federal agency charged with the enforcement of any law; and (c) pursuant to and as a part of the Employee's complete, total and irrevocable release and discharge of WellCare, the Employee agrees, to the fullest extent permitted by law, not to file or cause to be filed a charge, complaint, grievance or demand for arbitration in any forum, which relates to any matter that involves WellCare and that occurred on or before the date of the Employee's execution of this Agreement.

              6. The Employee agrees not to disclose the terms, contents or execution of this Agreement, the claims that have been or could have been raised against WellCare as of the date of execution of this Agreement, and the facts and circumstances underlying any such claims except in the following circumstances:

              a. The Employee may disclose the terms of this Agreement to his immediate family, so long as such family member agrees to be bound by the confidential nature of this Agreement;

              b. The Employee may disclose the terms of this Agreement to (i) his counsel, tax advisors, auditors or accountants, so long as such persons agree in writing to be bound by the confidential nature of this Agreement, or
(ii) taxing authorities, if requested by such authorities and so long as they are advised in writing of the confidential nature of this Agreement; and

              c. Pursuant to the order of a court or governmental agency of competent jurisdiction, or otherwise as may be required by law, or for purposes of securing enforcement of the terms and conditions of this Agreement.

              7. The terms, contents or execution of this Agreement, any claims that have been or could have been raised against WellCare as of the date of execution of this Agreement, and the facts and circumstances underlying any such claims shall not be admissible in any litigation, arbitration or proceeding in any forum for any purpose other than to secure enforcement of the terms and conditions of this Agreement, except as required by law.

              8. Employee agrees not to issue any communication, written or otherwise, that disparages, criticizes or otherwise reflects adversely or encourages any adverse action against WellCare, except if testifying truthfully under oath pursuant to any lawful court order or subpoena or otherwise responding to or providing disclosures required by law.

              9. Upon service on the Employee, or anyone acting on his behalf, of any subpoena, order, directive or other legal process requiring the Employee to engage in conduct encompassed within paragraphs 6 or 8 of this Agreement, the Employee or his attorney shall immediately notify Seth I. Truwit, Esq., Epstein Becker & Green, P.C., 250 Park Avenue, New York, New York 10177 and Joseph R. Papa, Chief Executive Officer of WellCare in writing within two business days of such service.

              10. Employee agrees that he will assist and cooperate with WellCare in connection with the defense or prosecution of any claim that may be made against or by WellCare, or in connection with any ongoing or future investigation or dispute or claim of any kind involving WellCare, including any proceeding before any arbitral, administrative, judicial, legislative, or other body or agency, including testifying in any proceeding to the extent such claims, investigations or proceedings relate to services performed or required to be performed by Employee, pertinent knowledge possessed by Employee, or any act or omission by Employee. Employee further agrees to perform all acts and execute and deliver any documents that may be reasonably necessary to carry out the provisions of this paragraph.

              11. WellCare shall, to the maximum extent permitted, indemnify Employee pursuant to the Certificate of Incorporation and the Bylaws of The WellCare Management Group, Inc. and WellCare of New York, Inc.

              12. The failure of the Employee or WellCare to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver thereof, or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

              13. The Employee  acknowledges that he has been offered twenty-one
(21) days from the date he received this Agreement within which to consider its terms, and that he has been advised that during such period he should consult an attorney regarding the terms of this Agreement. The Employee further acknowledges that his signature below indicates that he is entering into this Agreement freely, knowingly and voluntarily with a full understanding of its terms. The terms of this Agreement shall not become effective or enforceable until seven (7) days following the date of the Employee's execution of this Agreement, during which time the Employee may revoke this Agreement by notifying WellCare in writing, by registered letter delivered to the attention of the undersigned representative of WellCare. Any such revocation must be received by 5:00 p.m. on or before the seventh day.

              14. This Agreement together with the Amended Employment Agreement constitute the entire agreement between the Employee and WellCare, and supersede and cancel all prior oral and written agreements, if any, between the Employee and WellCare. Employee affirms that, in entering into this Agreement, Employee is not relying upon any oral or written promise or statement made by anyone at any time on behalf of WellCare.

              15. If any of the provisions, terms or clauses of this Agreement are declared illegal, unenforceable or ineffective in a legal forum, those provisions, terms and clauses shall be deemed severable, such that all other provisions, terms and clauses of this Agreement shall remain valid and binding upon both parties; provided, however, if the Employee's release of WellCare as contained in paragraph 3 of this Agreement is declared by a court of competent jurisdiction to be illegal, unenforceable or ineffective, WellCare shall rewrite paragraph 3 to cure the defect and the Employee shall re-execute the release upon request and the Employee shall not be entitled to any additional monies, benefits and/or compensation therefor.

              16. The Employee agrees that in the event he breaches the terms of this Agreement, WellCare may immediately cease all payments pursuant to this Agreement and the Amended Employment Agreement, and WellCare shall be entitled to recover from the Employee all amounts paid to the Employee pursuant to this Agreement and the Amended Employment Agreement, as well as all costs and reasonable attorneys' fees incurred as a result of WellCare's attempt to redress such breach or to enforce WellCare's rights and protect WellCare's legitimate interests.

              17. The law of the State of New York will control any questions concerning the validity and interpretation of this Agreement, without regard to principles of conflicts of law. Any controversy or claim arising out of or relating to this Agreement, or breach thereof, shall be settled by arbitration in accordance with the applicable rules then obtaining of the American Arbitration Association and judgment on the award rendered may be entered in any court having jurisdiction thereof. The prevailing party in any such proceeding shall be entitled to reimbursement of its costs and expenses (including reasonable attorneys' fees) in connection with such proceedings.

              18. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, assigns, heirs, executors and legal representatives.

              19. This Agreement may not be changed or altered, except by a writing signed by the Employee and an authorized officer of WellCare.


                                       /s/ John E. Ott
                                       ------------------------------
                                           John E. Ott



STATE OF DISTRICT OF COLUMBIA     )
                                  ) ss.:
CITY OF WASHINGTON, D.C.          )

              On this 11 day of July, 1998, before me personally came John E. Ott, to me known to be the individual described in the foregoing instrument, who executed the foregoing instrument in my presence, and who duly acknowledged to me that he executed the same.


                                       /s/ Linda J. Siou
                                       ------------------------------
                                           Notary Public

                                       LINDA J. SIOU
                                       NOTARY PUBLIC
                                       DISTRICT OF COLUMBIA
                                       MY COMMISSION EXPIRES OCTOBER 31, 1998


                                       THE WELLCARE MANAGEMENT
                                       GROUP, INC.


                                       By: /s/ Joseph R. Papa
                                          ----------------------------------
                                               Joseph R. Papa, President/CEO

STATE OF NEW YORK       )
                        )  ss.:
COUNTY OF ULSTER        )

              On this 15th day of July,  1998,  before me personally came Joseph
R. Papa, to me known, who being by me duly sworn, did depose and say that he is President/CEO of The WellCare Management Group, Inc., the corporation described in and which executed the foregoing instrument; that he is duly authorized to execute said instrument on behalf of said corporation, and that he executed said instrument pursuant to that authority.


                                       /s/ Jeannine G. Earl
                                       ------------------------------
                                           Notary Public


                                       JEANNINE G. EARL
                                       Notary Public, State of New York
                                       No. 4937485
                                       Qualified in Ulster County
                                       Commission Expires July 25, 1998